THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HOLDING COMPANY STRUCTURE

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 1 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGE 6 FOR FOOTNOTES


                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                           DELAWARE
                                                                               !
                                                                               !
                 --------------------------------------------------------------!-------------------------------
                 !                   !             !                 !         !     !           !            !
                 !                   !             !                 !         !     !           !            !
             *HERITAGE        HARTFORD FIRE     TRUMBULL        PROPERTY AND   ! CHAMPLAIN    NEW OCEAN   *HARTFORD
           HOLDINGS, INC.       INSURANCE       INSURANCE         CASUALTY     !   LIFE       INSURANCE  HOLDINGS, INC.
            CONNECTICUT          COMPANY        COMPANY          INSURANCE     ! REINSURANCE  CO., LTD.   DELAWARE
                 !             CONNECTICUT     CONNECTICUT       COMPANY OF    !  COMPANY      BERMUDA        !
          -------!-------                      !         !        HARTFORD     ! VERMONT (9)                  !
          !             !    SEE PAGE 2 FOR    !         !         INDIANA     !                              !
          !             !    HARTFORD FIRE     !         !        !            !-------!            ----------------
          !             !     SUBSIDIARIES     !         ! 99%    ! 1%         !       !            !              !
          !             !                      !         !        !            !       !            !              !
      HERITAGE     FIRST STATE                 !        FIRST STATE            !   SENTINEL         !              !
     REINSURANCE    INSURANCE                  !         MANAGEMENT            !  INSURANCE     *HARTFORD        NUTMEG
    COMPANY, LTD.    COMPANY                   !      GROUP INSURANCE          ! COMPANY, LTD.  LIFE, INC.     INSURANCE
       BERMUDA     CONNECTICUT                 !        SERVICES OF            !  CONNECTICUT   DELAWARE        COMPANY
                        !                      !     MASSACHUSETTS, LLC        !                              CONNECTICUT
  SEE PAGE 5 FOR        !                      !       MASSACHUSETTS#          !                               !       !
OVERSEAS OPERATIONS     !                      !                               ! SEE PAGE 3 FOR HARTFORD LIFE  !       !
                        !                      !                    -----------!         SUBSIDIARIES          !  CATALYST360,
            ------------!----------            !                    !          !                               !      LLC
            !                     !            !                    !          !-----------                    !  DELAWARE (10)#
            !                     !            !                 HARTFORD      !          !                    !
      NEW ENGLAND            NEW ENGLAND       !                STRATEGIC      !          !                    !
       INSURANCE             REINSURANCE       !               INVESTMENTS,    !       PACIFIC                 !
        COMPANY              CORPORATION       !                   LLC         !      INSURANCE                !
      CONNECTICUT            CONNECTICUT       !               DELAWARE (8)#   !       COMPANY                 !
                                               !                               !       LIMITED                 !
        ---------------------------------------!                               !     CONNECTICUT               !
        !                    !                 !                    -----------!                               !
        !                    !                 !                    !          !               ------------------------------
    HARTFORD              HORIZON          HARTFORD                 !          !               !      !     !       !       !
   SPECIALTY             MANAGEMENT       TECHNOLOGY            HARTFORD       !               !      !     !       !       !
   INSURANCE             GROUP, LLC        SERVICES             INSURANCE      !               !     PPL    !   *HART RE    !
   SERVICES               DELAWARE#      COMPANY, LLC            COMPANY       !               !  HOLDINGS, ! GROUP, L.L.C. !
 OF TEXAS, LLC                             DELAWARE#             OF THE        !               !     LLC    ! CONNECTICUT#  !
    TEXAS#                                                      SOUTHEAST      !               !  DELAWARE# !      !        !
                                                               CONNECTICUT     !               !            !      !    HLA LLC
                                                                               !               !            !      !   DELAWARE#
                                                                               !               !            !      !
                                                                    -----------!               !            !      !
                                                                    !          !               !            !    HARTRE
                                                                    !          !               !            ! COMPANY, LLC
                                                                 HARTFORD      !               !            ! CONNECTICUT#
                                                                 INSURANCE     !               !            !
                                                                  COMPANY      !       --------!            !
                                                                  OF THE       !       !       !            !
                                                                  MIDWEST      !       !       !            !
                                                                  INDIANA      !  BMG CAPITAL  !            !
                                                                               !    ADVISORS   !            !
                                                                               !  GROUP, LLC   !            !
                                                                    -----------! CONNECTICUT#  !            !
                                                                    !          !               !            !
                                                                    !          !               !            !
                                                                TRUMBULL       !               !            !
                                                            FINANCE, L.L.C.    !               !          --------------------
                                                             CONNECTICUT#      !               !          !                  !
                                                                               !               !          !                  !
                                                                               !               !   TRUMBULL FLOOD        HARTFORD
                                                                    -----------!               ! MANAGEMENT, L.L.C.      RESIDUAL
                                                                    !                          !   CONNECTICUT#       MARKET, L.L.C.
                                                                    !                          !                       CONNECTICUT#
                                                                HARTFORD                       !
                                                               INVESTMENT                 TRUMBULL
                                                               MANAGEMENT               SERVICES, LLC
                                                                COMPANY                 CONNECTICUT#
                                                                DELAWARE                       !
                                                                                               !
                                                                                   ---------------------------------------
                                                                                   !           50%  !               50%  !
                                                                                   !                !                    !
                                                                                   !                !                    !
                                                                               TRUMBULL            CCS                UNITED
                                                                               RECOVERY        COMMERCIAL,           PREMIUM
                                                                               SERVICES,         L.L.C.              CAPITAL,
                                                                                 INC.           DELAWARE#             L.L.C.
                                                                               FLORIDA                             CONNECTICUT#

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

SEE PAGE 6 FOR FOOTNOTES
RELEASE DATE: DECEMBER 31, 2007

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD FIRE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 2 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGE 6 FOR FOOTNOTES

                                                                        *THE HARTFORD
                                                                      FINANCIAL SERVICES
                                                                         GROUP, INC.
                                                                           DELAWARE
                                                                               !
                                                                               !
                                                                         HARTFORD FIRE
                                                                       INSURANCE COMPANY

                                                                          CONNECTICUT
                                                                               !
      -------------------------------------------------------------------------!-----------------------------------------------
      !               !          !           !           !                     !              !                !      !       !
      !               !          !           !           !                     !              !                !      !       !
  HARTFORD        HARTFORD       !       TWIN CITY       !                     !           HARTFORD        HARTFORD   !   HARTFORD
 INSURANCE     INTERNATIONAL     !    FIRE INSURANCE     !                     !         ACCIDENT AND    UNDERWRITERS !   CASUALTY
  COMPANY        MANAGEMENT      !        COMPANY        !                     !          INDEMNITY       INSURANCE   !   GENERAL
OF ILLINOIS       SERVICES       !        INDIANA        !                     !           COMPANY         COMPANY    ! AGENCY, INC.
 ILLINOIS     COMPANY, L.L.C.    !                       !                     !         CONNECTICUT     CONNECTICUT  !     TEXAS
                 DELAWARE#       !          -------------!----------           !              !                       !
                                 !          !            !         !           !      --------!           ------------!-----
                                 !          !            !         !           !      !       !           !                !
                                 !        ACCESS         !      HARTFORD       !      !       !      70%  !                !
                                 !  COVERAGECORP, INC.   !     INTEGRATED      !      !       !           !                !
                      33.340%    !    NORTH CAROLINA     ! TECHNOLOGIES, INC.  !      !       !     XDIMENSIONAL      HARTFORD FIRE
                                 !          !            !    CONNECTICUT      !      !       !  TECHNOLOGIES, INC.  GENERAL AGENCY,
                                 !          !            !                     !      !       !      CALIFORNIA           INC.
                                 !          !            !                     !      !       !                          TEXAS
                             *HNI, LLC      !            !                     !      !       !
                         CONNECTICUT#       !            !----------           !      !       !
                                            !            !         !           !      !   HARTFORD                   HARTFORD
                                            !            !         !           !      !   CASUALTY              LLOYD'S INSURANCE
                                         ACCESS          !      HARTFORD       !      !   INSURANCE                  COMPANY
                                      COVERAGECORP       !     TECHNOLOGY      !      !    COMPANY                    TEXAS+
                                   TECHNOLOGIES, INC.    !      SERVICE        !      !    INDIANA
                                     NORTH CAROLINA      !      COMPANY        !      !
                                                         !    CONNECTICUT      !      !
                                                         !                     !      !
                                                         !                     !      !
                                            -------------!----------           !      !
                                            !            !         !           !      !
                                            !            !         !           !      !-------------------------------------
                                      PERSONAL LINES     ! 1ST AGCHOICE, INC.  !                               !           !
                                        INSURANCE        !    SOUTH DAKOTA     !                               !           !
                                       CENTER, INC.      !                     !--------------------------     !           !
                                       CONNECTICUT       !                     !           !             !     !           !
                                                         !                     !           !       37.5% !     !  62.5%    !
                                                         !                     !           !             !     !           !
                                            -------------!------------         !     HARCO PROPERTY    FOUR THIRTY    HARTFORD RE
                                            !            !           !         !     SERVICES, INC.    SEVEN LAND       COMPANY
                                            !            !           !         !      CONNECTICUT     COMPANY, INC.   CONNECTICUT
                                         NUTMEG          !      BUSINESS       !                        DELAWARE
                                        INSURANCE        !      MANAGEMENT     !
                                       AGENCY, INC.      !     GROUP, INC.     !
                                       CONNECTICUT       !     CONNECTICUT     !
                                                         !                     !
                                                         !                     !
                                            -------------!----------           !
                                            !                      !           !
                                            !                      !           !
                                     HARTFORD LLOYDS          FIRST STATE      !
                                       CORPORATION            MANAGEMENT       !
                                         TEXAS (3)            GROUP, INC.      !
                                                               DELAWARE        !
                                                                               !
                                                                               !
                                                                               !
                                   --------------------------------------------!------------------------------------
                                   !                !                             !               !                !
                                   !                !                             !               !                !
                               SPECIALTY       CLAIMPLACE,                     ERSATZ         HRA, INC.        HARTFORD
                             RISK SERVICES,        INC.                     CORPORATION      CONNECTICUT       SPECIALTY
                                  LLC           DELAWARE                      DELAWARE            !             COMPANY
                               DELAWARE#                                                          !            DELAWARE
                                                                                                  !
                                                                                                  !
                                                                                           HRA BROKERAGE        NONSTOCK
                                                                                           SERVICES, INC.
                                                                                            CONNECTICUT         HARTFORD
                                                                                                                EMPLOYEE
                                                                                                               CLUB, INC.
                                                                                                               CONNECTICUT

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

SEE PAGE 6 FOR FOOTNOTES

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

       HARTFORD LIFE SUBSIDIARIES

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 3 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGE 6 FOR FOOTNOTES

                                                               *THE HARTFORD
                                                             FINANCIAL SERVICES ----------
                                                                 GROUP, INC.             !
                                                                  DELAWARE               !
                                                                      !           CHAMPLAIN LIFE
                                                                      !             REINSURANCE
                                                                 *HARTFORD            COMPANY
                                                               HOLDINGS, INC.        VERMONT (9)
                                                                  DELAWARE
                                                                      !
                                                                      !
                                                              *HARTFORD LIFE,
                                                                    INC.
                                                                  DELAWARE
                                                                      !
                                                                      !
                                                                HARTFORD LIFE
                                                                AND ACCIDENT
                                                              INSURANCE COMPANY
                                                                 CONNECTICUT (4)
                                                                      !
         -------------------------------------------------------------!-------------------------------------------------------
         !                    !                    !        !         !         !              !                             !
         !                    !                    !        !         !         !              !                             !
   *HARTFORD LIFE     WOODBURY FINANCIAL   M-CAP INSURANCE  !         !     AMERICAN     HARTFORD LIFE                ISOP FINANCING
 INTERNATIONAL, LTD.    SERVICES, INC.       AGENCY, LLC    !         !  MATURITY LIFE     INSURANCE        (13)          COMPANY
   CONNECTICUT            MINNESOTA           DELAWARE#     !         !    INSURANCE        COMPANY                       LIMITED
                                                            !         !     COMPANY       CONNECTICUT                   PARTNERSHIP
  SEE PAGE 5 FOR                                            !         !   CONNECTICUT          !                       CONNECTICUT#
OVERSEAS OPERATIONS                                         !         !                        !
                                                            !         !                        !
                                                            !         !                        !------------------------------
                                                            !         !                        !             !               !
                                                            !         !                        !             !               !
       -----------------------------------------------------!         !                    HARTFORD       HARFORD         HARTFORD
       !                  !               !                 !         !                   HEDGE FUND      LIFE AND     INTERNATIONAL
       !                  !               !                 !         !                  COMPANY, LLC     ANNUITY          LIFE
   HARTFORD          PLANCO, LLC       PLANCO         HARTFORD LIFE   !                  DELAWARE (5)#   INSURANCE      REASSURANCE
 ADMINISTRATIVE       DELAWARE#       FINANCIAL          PRIVATE      !                                   COMPANY       CORPORATION
SERVICES COMPANY                    SERVICES, LLC    PLACEMENT, LLC   !                                 CONNECTICUT     CONNECTICUT
   MINNESOTA                          DELAWARE#        DELAWARE#      !                                      !
                                                            !         !                  HARTFORD CORE       !
                                                            !         !                    FUND, L.P.    HARTFORD
                                                      THE EVERGREEN   !                  DELAWARE (5)#   LIFE, LTD
                                                   GROUP INCORPORATED !                                   BERMUDA
                                                        NEW YORK      !
                                                                      !                HARTFORD ADVANCED
                                                                      !                 ABSOLUTE RETURN
                                                                      !                   FUND, L.P.
                                                                      !                  DELAWARE (5)#
                                                                      !
                                                                      !
                                                                 *HARTFORD              HARTFORD EQUITY
                                                                 FINANCIAL                SPECIALISTS
                                                               SERVICES, LLC               FUND, L.P.
                  ---------------------------------------------- DELAWARE#               DELAWARE (5)#
                  !              !                                    !
                  !              !                 -------------------!--------------------------------------------------
                  !              !                 !              !                !                 !                  !
                  !              !                 !              !                !                 !                  !
           *HARTFORD LIFE     HARTFORD      HL INVESTMENT      HARTFORD         HARTFORD         HARTFORD     HARTFORD-COMPREHENSIVE
      ----- ALLIANCE LLC     RETIREMENT     ADVISORS, LLC    EQUITY SALES       ADVANTAGE       SECURITIES       EMPLOYEE BENEFIT
      !     DELAWARE (6)#   SERVICES, LLC   CONNECTICUT#     COMPANY, INC.   INVESTMENT, LTD   DISTRIBUTION      SERVICE COMPANY
 50%  !                     DELAWARE (7)#          !          CONNECTICUT        BERMUDA       COMPANY, INC.       CONNECTICUT
      !                                            !                                             CONNECTICUT
LIFE ALLIANCE, LLC                                 !
  DELAWARE (2)#                                    !
                   --------------------------------!----------
                   !                       !                 !
                   !                       !                 !
               HARTFORD             HARTFORD             HARTFORD                                    NONSTOCK
         INVESTMENT FINANCIAL   INVESTOR SERVICES      INVESTMENTS
            SERVICES, LLC         COMPANY, LLC         CANADA CORP.                                THE HARTFORD
              DELAWARE#           CONNECTICUT#            CANADA                                     CLUB OF
                                                                                                  SIMSBURY, INC.
                                                                                                   CONNECTICUT

Key:

# LIMITED LIABILITY COMPANY

+ PARTNERSHIPS

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

SEE PAGE 6 FOR FOOTNOTES

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

              MUTUAL FUNDS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 4 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGE 6 FOR FOOTNOTES

                                                   HARTFORD LIFE
                                                 INSURANCE COMPANY
                                                    CONNECTICUT
                                                         !
                                                         !
                                                   HARTFORD LIFE
                                                    AND ANNUITY
                                                 INSURANCE COMPANY
                                                    CONNECTICUT


                         ALL THE SHARES OF THE NON-PUBLIC MUTUAL FUNDS ARE HELD IN VARYING
                        PERCENTAGES BY SEPARATE ACCOUNTS OF HARTFORD LIFE INSURANCE COMPANY
                                     AND CERTAIN QUALIFIED RETIREMENT PLANS


                                -----------------------------------------------
                                !                                             !
                                !                                             !
                         HARTFORD SERIES                                HARTFORD HLS
                        MUTUAL FUND, INC.                            SERIES FUND II, INC
                           MARYLAND##                                     MARYLAND##


THE HARTFORD        THE HARTFORD            THE HARTFORD         THE HARTFORD         THE HARTFORD           THE HARTFORD
INTERNATIONAL   MUTUAL FUNDS II, INC.    MUTUAL FUNDS, INC.      INCOME SHARES        U.S. CAPITAL           GLOBAL LEADERS
   FUNDS             MARYLAND#               MARYLAND#             FUND, INC.       APPRECIATION FUND             FUND
IRELAND (12)#                                                      MARYLAND#             CANADA#                 CANADA#


                   THE HARTFORD            THE HARTFORD          THE HARTFORD          THE HARTFORD           THE HARTFORD
                  U.S. STOCK FUND         CANADIAN STOCK         ADVISORS FUND          BOND FUND             MONEY MARKET
                      CANADA#                  FUND                 CANADA#              CANADA#                  FUND
                                             CANADA#                                                            CANADA#

KEY:

#  PUBLIC FUNDS

## NON-PUBLIC FUNDS

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

SEE PAGE 6 FOR FOOTNOTES

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
      LEGAL ENTITIES ORGANIZATION

          OVERSEAS OPERATIONS

FOR INTERNAL USE ONLY. NOT FOR DISTRIBUTION
-------------------------------------------


PAGE 5 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGE 6 FOR FOOTNOTES

                                                                                  *THE HARTFORD
                                                                                FINANCIAL SERVICES
                                                                                   GROUP, INC.
                                                                                     DELAWARE
                                                                                         ^
                                                                                         !
                                                                                         !
                                                                                         !
       ----------------------------------------------------------------------------------!-------
       !                  !               !                 !                            !      !
       !                  !               !                 !                            V      !
   *HERITAGE          NEW OCEAN       HARTFORD          TRUMBULL                           *HARTFORD
 HOLDINGS, INC.       INSURANCE      INVESTMENT         INSURANCE                         HOLDINGS, INC.
  CONNECTICUT         CO., LTD.      MANAGEMENT          COMPANY                             DELAWARE
       !               BERMUDA        COMPANY          CONNECTICUT                              !
       !                              DELAWARE              !                                   !
   HERITAGE                               !                 !                    -----------------------------------
  REINSURANCE                             !             HORIZON                  !                                 !
 COMPANY, LTD.                        HARTFORD         MANAGEMENT                !                                 !
    BERMUDA                          INVESTMENT        GROUP, LLC            *HARTFORD                           NUTMEG
       !                           MANAGEMENT K.K.     DELAWARE#             LIFE, INC.                        INSURANCE
       !                                JAPAN               !                 DELAWARE                          COMPANY  -----------
 EXCESS INSURANCE                                           !                    !                       ---- CONNECTICUT          !
 COMPANY LIMITED        ------------------             DOWNLANDS                 !                       !              !          !
      U.K.              !                 !            LIABILITY        -------------------              !              !          !
                        !                 !          MANAGEMENT LTD.    !                 !              !              !          !
                        v                 !               U.K.          !                 !           HARTFORD      *HARTFORD      !
                   HARTFORD LIFE          !                       HARTFORD LIFE     HARTFORD LIFE     FINANCIAL   MANAGEMENT, LTD. !
                     INSURANCE            !----------------------  AND ACCIDENT     INSURANCE, K.K.   PRODUCTS       BERMUDA       !
                      COMPANY                   !                   INSURANCE           JAPAN        INTERNATIONAL      !          !
                    CONNECTICUT             *HARTFORD                COMPANY                           LIMITED          !          !
                        !                   FINANCIAL              CONNECTICUT                         UNITED           !          !
                        !                 SERVICES, LLC                 !                            KINGDOM (1)        !          !
                   HARTFORD LIFE            DELAWARE#                   !                                           HARTFORD       !
                    AND ANNUITY                 !                       !                                        INSURANCE, LTD.   !
                 INSURANCE COMPANY              !                       !                                            BERMUDA       !
                    CONNECTICUT             HARTFORD                    !                                                          !
                        !                   ADVANTAGE                   !                                               ------------
                        !                INVESTMENT, LTD                !                                               !
                  HARTFORD LIFE,             BERMUDA                    !                                               !
                       LTD                                              !                                         HART RE GROUP,
                     BERMUDA                                     HARTFORD LIFE        50%                            L.L.C.
                                       ---------------------- INTERNATIONAL, LTD ---------                        CONNECTICUT
                                       !                 !        CONNECTICUT            ^                              !
                                       !                 !              !                !                              !
                                       !                 !              !                !                          FENCOURT
                                       !                 !              !                v                         REINSURANCE
                              THE HARTFORD INT'L    HARTFORD LIFE   THESIS, S.A.   ICATU HARTFORD                 COMPANY, LTD.
                               ASSET MANAGEMENT        LIMITED       ARGENTINA      SEGUROS S.A.                     BERMUDA
                               COMPANY LIMITED         IRELAND                       BRAZIL (11)
                                   IRELAND                                               !
                                                                                         !
       -----------------------------------------------------------------------------------
       !             ^
       !             !
       !   ----------!--------------------------------------------------------------------------------------------------------------
       !   !         !                !                  !                 !            !             !                  ! 16.670% !
99.99% !   !         v          55%   !         99.99%   !         99.99%  !      99.99%!             !                  !         !
   ITUMBIARA      IH CIA            SANTA         ICATU HARTFORD   ICATU HARTFORD    IH PRE         ICATU             BRAZILCAP    !
 PARTICIPACOES  DE SEGUROS E      CATARINA        ADMINISTRACAO    ADMINISTRACAO    FUNDO DE       HARTFORD      CAPITALIZACAO S.A.!
     LTDA.      PREVIDENCIA       SEGUROS E        DE RECURSOS     DE BENEFICIOS     PENSAO   CAPITALIZACAO S.A.      BRAZIL       !
    BRAZIL        BRAZIL       PREVIDENCIA S.A.       LTDA.            LTDA.         BRAZIL   !     BRAZIL                         !
                                    BRAZIL            BRAZIL          BRAZIL                  !       !                            !
                                                                          !                   !       !                       .01% !
                                                                     .01% !                   !       !              ---------------
                                                                          !                   !       !              !
                                                                          !                   !       !        ICATU HARTFORD
                                                                          -----------------   !       ------> CONSULTORIA, LTDA.
                                                                                          ^   !        99.9%       BRAZIL
                           ---------------------------------------------------------------!---!
                    99.9%  !                   !              24.5% !                     !   !
                           !                   !                    !                     V   !
                    ICATU HARTFORD          MOTRIN                CAIXA               VANGARDA COMPANHIA
                    SOCIEDAD ANONIMA    CAPITALIZACAO S.A.   CAPITALIZACAO S.A.           DE SEGUROS
                   DE CAPITALIZACION        BRAZIL                BRAZIL                   GERAIS
                  Y AHORRO PARA FINS                                                       BRAZIL
                     DETERMINADOS
                       ARGENTINA

             NOTE: INTERNATIONAL OWNERSHIP REFLECTS PERCENTAGE OWNED BY IMMEDIATE PARENT AND IS 100% UNLESS OTHERWISE NOTED.

Key:

# LIMITED LIABILITY COMPANY

*HOLDING COMPANY

                                        OWNERSHIP IS 100% UNLESS OTHERWISE NOTED

SEE PAGE 6 FOR FOOTNOTES

PAGE 6 OF 6 PAGES
-----------------
SEE PAGE 1 FOR NORTH AMERICAN OPERATIONS
SEE PAGE 2 FOR HARTFORD FIRE SUBSIDIARIES
SEE PAGE 3 FOR HARTFORD LIFE SUBSIDIARIES
SEE PAGE 4 FOR MUTUAL FUNDS
SEE PAGE 5 FOR OVERSEAS OPERATIONS
SEE PAGE 6 FOR FOOTNOTES


                                   FOOTNOTES
                                   ---------

1. HARTFORD FINANCIAL PRODUCTS, INTERNATIONAL

Nutmeg Insurance Company purchased Treebay Limited on November 1, 2006 and changed its name to Hartford Financial Products International Limited.

2. LIFE ALLIANCE, LLC

The remaining 50% ownership of Life Alliance, LLC is owned by Protective Life Insurance Company through a joint venture.

3. HARTFORD LLOYDS CORPORATION

The company serves as Attorney-in-fact for Hartford Lloyds Insurance Company.

4. HARTFORD LIFE GROUP INSURANCE COMPANY

Hartford Life Group Insurance Company was merged into its parent company Hartford Life and Accident Insurance Company on December 31, 2006.

5. HARTFORD HEDGE FUND COMPANIES

Hartford Hedge Fund Company, LLC is the General Partner of Hartford Core Fund, L.P., Hartford Enhanced Absolute Return Fund, L.P. and Hartford Equity Specialists Fund, L.P. The following three funds were dissolved on March 27, 2006: Hartford Core Fund ID, L.P., Hartford Enhanced Absolute Return Fund ID, L.P. and Hartford Equity Specialists Fund ID, L.P.

6. HARTFORD LIFE ALLIANCE, LLC

On December 22, 2004, Hartford Life Alliance, LLC was formed in the State of Delaware as a holding company for the purpose of providing access to life insurance quotations from multiple carriers. The LLC is part of a joint venture with Protective Life Insurance Company.

7. HARTFORD RETIREMENT SERVICES, LLC

Hartford Retirement Services, LLC was formed in Delaware on December 5, 2007. The LLC will hold entities and assets to be acquired in the future.

8. THE OMNI COMPANIES

On November 30, 2006, Hartford Casualty Insurance Company sold the following four subsidiaries to Independent Insurance Investments, Inc.: Omni General Agency, Inc. (Texas), Omni Indemnity Company (Illinois), Omni Insurance Company (Illinois), and Omni Insurance Group, Inc. (Georgia).

9. CHAMPLAIN LIFE REINSURANCE COMPANY

On November 27, 2007, 100% of the issued and outstanding shares of Champlain was distributed up through its parent companies (from Hartford Life Insurance Company to Hartford Life and Accident Insurance Company to Hartford Life, Inc. to Hartford Holdings Inc. to The Hartford Financial Services Group, Inc.) ultimately becoming a subsidiary of The Hartford Financial Services Group, Inc.

10. CATALYST360, LLC

On October 30, 2006, Catalyst360, LLC was formed in the State of Delaware. The Company was established to provide stand-alone call centers to service AARP products and services.

11. ICATU HARTFORD SEGUROS S.A.

The remaining 50% ownership of Icatu Hartford Seguros S.A. is owned by non-affiliated third party companies Those companies are as follows: Icatu Assessoria, Ltda. (45.07%ON), Icatu Holding S/A (4.93% ON and 30,640%PN) and Icatu Global Finance Inc. (19,358%PN).

12. THE HARTFORD INTERNATIONAL FUNDS

The Hartford International Funds is an Irish-based fund and was formed on October 18, 2006.

13. NUTMEG LIFE INSURANCE COMPANY

Nutmeg Life Insurance Company was sold to Accendo Holding Company on September 6, 2007.